EXHIBIT 99.1

In the following discussion, “Holdco” refers to Domino’s Pizza, Inc., “Master Issuer” refers to Domino’s Pizza Master Issuer LLC, “Co-Issuers” refers to the Master Issuer, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, “DPL” or the “Manager” refers to Domino’s Pizza LLC, unless the context otherwise requires, “Domino’s” refers to Domino’s Pizza, Inc. and its subsidiaries on a consolidated basis prior to the consummation of the securitization transaction, “Securitization Entities” refers to the Co-Issuers, Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC and “Offered Notes” refers to the 2019-1 3.668% Fixed Rate Senior Secured Notes, Class A-2 and “Closing Date” means November 19, 2019. Capitalized terms used herein but not defined have the meanings ascribed to such terms in the Base Indenture.

CAPITALIZATION OF HOLDCO

Substantially all of the revenue-generating assets of Domino’s (other than the Company-Owned Stores) are held by the Securitization Entities. DPL serves as the Manager operating the System on behalf of the Securitization Entities. The capitalization of Holdco is presented on a consolidated basis. Only assets that are part of the Collateral will be available to the Co-Issuers to pay interest on and principal of the Offered Notes. Neither Holdco nor any subsidiary of Holdco, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Co-Issuers under the Indenture or the Offered Notes, or any other obligation of the Co-Issuers in connection with the Offered Notes.

The following table sets forth the cash and cash equivalents and capitalization of Holdco as of September 8, 2019 (i) on an actual basis and (ii) on an as-adjusted basis to give effect to the transactions contemplated to occur on or about the Closing Date in connection with the issuance of the Offered Notes on the Closing Date. This table should be read in conjunction with “Use of Proceeds” described in this Current Report on Form 8-K, “Selected Historical Consolidated Financial Information and Other Data of Holdco” below and Holdco’s historical consolidated financial statements and the related notes thereto incorporated by reference herein.

	As of September 8, 2019
(dollars in thousands)	Actual	As-Adjusted
	(Unaudited)	(Unaudited)
Cash and cash equivalents(1)	$66,706	$741,706
Debt and finance lease obligations:
Series 2017-1 Class A-1 Notes(2)	—	—
Series 2019-1 Class A-1 Notes(2)	—	—
Series 2015-1 Class A-2-II Notes(3)	774,000	774,000
Series 2017-1 Class A-2-I(FL) Notes(4)	294,000	294,000
Series 2017-1 Class A-2-II(FX) Notes(4)	588,000	588,000
Series 2017-1 Class A-2-III(FX) Notes(4)	980,000	980,000
Series 2018-1 Class A-2-I Notes(5)	419,688	419,688
Series 2018-1 Class A-2-II Notes(5)	395,000	395,000
Offered Notes(6)	—	675,000
Finance lease obligations	16,607	16,607

Total debt and finance lease obligations(7)	$3,467,295	$4,142,295

(1)	Excludes restricted cash and cash equivalents of approximately $177.3 million. As Adjusted amount represents gross cash proceeds and is not inclusive of debt issuance costs.
(2)

Represents the Series 2017-1 Class A-1 Notes, which are variable funding notes that were issued by the Co-Issuers on July 24, 2017. The Co-Issuers expect to refinance the Series 2017-1 Class A-1 Notes on the Closing Date through the issuance of the Series 2019-1 Class A-1 Notes. Holdco expects the Master Issuer to have approximately $41.4 million in undrawn letters of credit issued under the Series 2019-1 Class A-1 Notes on or about the Closing Date.

(3)

The Series 2015-1 Class A-2-II Notes were issued by the Co-Issuers on October 21, 2015 and have a final legal maturity of October 2045. The Series 2015-1 Class A-2-II Notes have an expected repayment date of October 2025.

(4)

The Series 2017-1 Class A-2 Notes were issued by the Co-Issuers on July 24, 2017 and have a final legal maturity of July 2047. The Series 2017-1 Class A-2-I(FL) Notes and Series 2017 Class A-2-II(FX) Notes have an expected repayment date of July 2022 and the Series 2017-1 Class A-2-III(FX) Notes have an expected repayment date of July 2027.

(5)

The Series 2018-1 Class A-2 Notes were issued by the Co-Issuers on April 24, 2018 and have a final legal maturity of July 2048. The Series 2018-1 Class A-2-I Notes have an expected repayment date of October 2025 and the Series 2018-1 Class A-2-II Notes have an expected repayment date of July 2027.

(6)

The Series 2019-1 Class A-2 Notes will be issued on the Closing Date and will have a final legal maturity of October 2049. The Series 2019-1 Class A-2 Notes have an expected repayment date of October 2029.

(7)	Represents gross debt and finance lease obligation amounts and is not inclusive of debt issuance costs.

CAPITALIZATION OF THE MASTER ISSUER

Substantially all of the revenue-generating assets of Domino’s (other than the Company-Owned Stores) are held by the Securitization Entities. DPL serves as the Manager operating the System on behalf of the Securitization Entities. The capitalization of the Master Issuer is presented on a consolidated basis. Only assets that are part of the Collateral will be available to the Co-Issuers to pay interest on and principal of the Offered Notes.

The following table sets forth the cash and cash equivalents and capitalization of the Master Issuer as of September 8, 2019 (i) on an actual basis and (ii) on an as-adjusted basis to give effect to the transactions contemplated to occur on or about the Closing Date in connection with the issuance of the Offered Notes on the Closing Date. This table should be read in conjunction with “Use of Proceeds” described in this Current Report on Form 8-K.

	As of September 8, 2019
(dollars in thousands)	Actual	As-Adjusted
	(Unaudited)	(Unaudited)
Cash and cash equivalents(1)	$—	$—
Debt and finance lease obligations:
Series 2017-1 Class A-1 Notes(2)	—	—
Series 2019-1 Class A-1 Notes(2)	—	—
Series 2015-1 Class A-2-II Notes(3)	774,000	774,000
Series 2017-1 Class A-2-I(FL) Notes(4)	294,000	294,000
Series 2017-1 Class A-2-II(FX) Notes(4)	588,000	588,000
Series 2017-1 Class A-2-III(FX) Notes(4)	980,000	980,000
Series 2018-1 Class A-2-I Notes(5)	419,688	419,688
Series 2018-1 Class A-2-II Notes(5)	395,000	395,000
Offered Notes(6)	—	675,000
Finance lease obligations	15,457	15,457

Total debt and finance lease obligations(7)	$3,466,145	$4,141,145

(1)	Excludes restricted cash and cash equivalents of approximately $177.2 million.
(2)

Represents the Series 2017-1 Class A-1 Notes, which are variable funding notes that were issued by the Co-Issuers on July 24, 2017. The Co-Issuers expect to refinance the Series 2017-1 Class A-1 Notes on the Closing Date through the issuance of the Series 2019-1 Class A-1 Notes. Holdco expects the Master Issuer to have approximately $41.4 million in undrawn letters of credit issued under the Series 2019-1 Class A-1 Notes on or about the Closing Date.

(3)

The Series 2015-1 Class A-2-II Notes were issued by the Co-Issuers on October 21, 2015 and have a final legal maturity of October 2045. The Series 2015-1 Class A-2-II Notes have an expected repayment date of October 2025.

(4)

The Series 2017-1 Class A-2 Notes were issued by the Co-Issuers on July 24, 2017 and have a final legal maturity of July 2047. The Series 2017-1 Class A-2-I(FL) Notes and Series 2017 Class A-2-II(FX) Notes have an expected repayment date of July 2022 and the Series 2017-1 Class A-2-III(FX) Notes have an expected repayment date of July 2027.

(5)

The Series 2018-1 Class A-2 Notes were issued by the Co-Issuers on April 24, 2018 and have a final legal maturity of July 2048. The Series 2018-1 Class A-2-I Notes have an expected repayment date of October 2025 and the Series 2018-1 Class A-2-II Notes have an expected repayment date of July 2027.

(6)

The Series 2019-1 Class A-2 Notes will be issued on the Closing Date and will have a final legal maturity of October 2049. The Series 2019-1 Class A-2 Notes have an expected repayment date of October 2029.

(7)	Represents gross debt and finance lease obligation amounts and is not inclusive of debt issuance costs.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL INFORMATION

AND OTHER DATA OF HOLDCO

The following tables present certain summary historical consolidated financial information of Holdco. Neither Holdco nor any subsidiary of Holdco, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Co-Issuers under the Indenture or the Offered Notes, or any other obligation of the Co-Issuers in connection with the Offered Notes.

Set forth below is selected historical consolidated financial information and other data of Holdco at the dates and for the periods indicated. Unless otherwise noted below, the selected historical financial information and other data as of December 28, 2014, January 3, 2016 and January 1, 2017 and for the fiscal years ended December 28, 2014 and January 3, 2016 have been derived from Holdco’s audited financial statements. The selected historical financial information and other data as of December 31, 2017, December 30, 2018 and for each of the three fiscal years in the period ended December 30, 2018 have been derived from Holdco’s audited consolidated financial statements incorporated by reference herein. The audited consolidated financial statements for each of the fiscal years ended December 28, 2014, January 3, 2016, January 1, 2017, December 31, 2017 and December 30, 2018 have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm. The selected historical financial information and other data for the nine months ended September 9, 2018 and September 8, 2019 are derived from the unaudited interim financial statements of Holdco, which are incorporated by reference herein. The selected historical financial information and other data for the twelve months ended September 8, 2019 consists of the arithmetic combination of (a) the relevant line items for the year ended December 30, 2018 plus (b) the relevant line items for the nine months ended September 8, 2019 minus (c) the relevant line items for the nine months ended September 9, 2018.

While Holdco believes that Holdco EBITDA, Holdco Adjusted EBITDA and Holdco Adjusted EBITDAR, as presented below, are useful to prospective noteholders as important supplemental financial measures that are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in Holdco’s industry, they should not be used as substitutes for GAAP measures of liquidity or performance.

The selected historical consolidated financial information and other data should be read in conjunction with “Use of Proceeds” described in this Current Report on Form 8-K and “Capitalization of Holdco,” included above, and with the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the consolidated financial statements and the accompanying notes included in Holdco’s annual report on Form 10-K for the fiscal year ended December 30, 2018, which is incorporated by reference herein.

	Fiscal Years Ended					Nine Months Ended		Twelve Months Ended
(dollars in thousands)	December 28, 2014	January 3, 2016	January 1, 2017	December 31, 2017	December 30, 2018	September 9, 2018	September 8, 2019	September 8, 2019
Income Statement Data:
Revenues
U.S. Company-Owned Stores	$348,497	$396,916	$439,024	$490,846	$514,804	$358,521	$323,026	$479,309
U.S. Franchise	230,192	272,808	312,260	351,387	391,493	266,335	289,349	414,507

U.S. Stores	578,689	669,724	751,284	842,233	906,297	624,856	612,375	893,816
Supply Chain	1,262,523	1,383,161	1,544,345	1,739,038	1,943,297	1,326,076	1,424,787	2,042,008
International Franchise	152,621	163,643	176,999	206,708	224,747	154,182	164,145	234,710
U.S. Franchise Advertising	—	—	—	—	358,526	245,618	267,115	380,023

Total Revenues	1,993,833	2,216,528	2,472,628	2,787,979	3,432,867	2,350,732	2,468,422	3,550,557

Cost of Sales	1,399,067	1,533,397	1,704,937	1,921,988	2,130,188	1,462,008	1,513,211	2,181,391

Operating Margin	$594,766	$683,131	$767,691	$865,991	$1,302,679	$888,724	$955,211	$1,369,166

General and Administrative Expense	249,405	277,692	313,649	344,759	372,464	251,053	262,640	384,051
U.S. Franchise Advertising	—	—	—	—	358,526	245,618	267,115	380,023

Income from Operations	$345,361	$405,439	$454,042	$521,232	$571,689	$392,053	$425,456	$605,092

Other Financial Data:
Holdco EBITDA(1)	$381,149	$437,873	$492,182	$565,601	$625,354	$427,823	$466,438	$663,969
Holdco Adjusted EBITDA(1)	$397,629	$456,672	$511,609	$583,788	$643,941	$438,828	$482,848	$687,961
Holdco Adjusted EBITDAR(1)	$440,610	$502,767	$561,556	$641,715	$706,488	$485,083	$531,219	$757,479
Depreciation and Amortization	$35,788	$32,434	$38,140	$44,369	$53,665	$35,770	$40,982	$58,877

Cash Flow Data:
Net Cash Provided by Operating Activities(2)	$192,319	$286,575	$292,460	$341,261	$394,171	$262,519	$324,596	$456,248
Capital Expenditures	70,093	63,282	58,555	90,011	119,888	65,074	42,676	97,490

Holdco Free Cash Flow(3)	$122,226	$223,293	$233,905	$251,250	$274,283	$197,445	$281,920	$358,758

(dollars in thousands)	As of December 28, 2014	As of January 3, 2016	As of January 1, 2017	As of December 31, 2017	As of December 30, 2018	Nine Months Ended September 9, 2018	Nine Months Ended September 8, 2019	Twelve Months Ended September 8, 2019
Balance Sheets Data:
Cash and Cash Equivalents(4)	$30,855	$133,449	$42,815	$35,768	$25,438	$84,600	$66,706	$66,706
Restricted Cash and Cash Equivalents	$120,954	$180,940	$126,496	$191,762	$166,993	$168,170	$177,292	$177,292
Working Capital(5)	$41,799	$45,714	$(34,321)	$(10,267)	$20,215	$54,437	$2,257	$2,257
Property, Plant and Equipment, Net	$114,046	$131,890	$138,534	$169,586	$234,939	$206,999	$216,210	$216,210
Total Assets	$596,333	$799,845	$716,295	$836,753	$907,385	$912,114	$1,160,272	$1,160,272
Total Debt Net of Debt Issuance Cost(6)	$1,501,164	$2,240,793	$2,187,877	$3,153,814	$3,531,584	$3,473,479	$3,443,036	$3,443,036
Total Liabilities	$1,815,798	$2,600,096	$2,599,438	$3,572,137	$3,947,306	$3,885,872	$4,095,921	$4,095,921

Reconciliations:
Net income	$162,587	$192,789	$214,678	$277,905	$361,972	$250,330	$271,382	$383,024
Interest expense, net	86,738	99,224	109,384	121,079	143,011	97,938	100,089	145,162
Provision for income taxes	96,036	113,426	129,980	122,248	66,706	43,785	53,985	76,906
Depreciation and amortization	35,788	32,434	38,140	44,369	53,665	35,770	40,982	58,877

Holdco EBITDA	$381,149	$437,873	$492,182	$565,601	$625,354	$427,823	$466,438	$663,969

Adjustments (less) plus:
Non-cash compensation expense	17,587	17,623	18,564	20,713	22,792	15,660	13,269	20,401
Loss (gain) on disposal of assets	(1,107)	316	863	(3,148)	(4,737)	(5,187)	3,141	3,591
Loss (gain) on debt retirement	—	—	—	—	—	—	—	—
Recapitalization-related expenses	—	860	—	622	532	532	—	—

Holdco Adjusted EBITDA	$397,629	$456,672	$511,609	$583,788	$643,941	$438,828	$482,848	$687,961

Rent Expense(7)	42,981	46,095	49,947	57,927	62,547	46,255	48,371	69,518

Holdco Adjusted EBITDAR	$440,610	$502,767	$561,556	$641,715	$706,488	$485,083	$531,219	$757,479

(1)

Holdco EBITDA, Holdco Adjusted EBITDA and Holdco Adjusted EBITDAR are non-GAAP financial measures, and are unaudited. Please see “Non-GAAP Financial Measures” for more information regarding these financial measures. The following table sets forth a reconciliation of Holdco EBITDA, Holdco Adjusted EBITDA and Holdco Adjusted EBITDAR to net income.

(2)

In 2018, Holdco adopted Accounting Standards Update 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash, which requires that restricted cash and cash equivalents be included as components of total cash and cash equivalents as presented on the statement of cash flows. Holdco adopted this guidance using the retrospective approach, and as result, Holdco adjusted its net cash provided by operating activities for years prior to 2018 to comply with the presentation required by the new standard. The amounts presented for net cash provided by operating activities for the years ended January 3, 2016 and December 28, 2014 have not been adjusted in Holdco’s audited consolidated financial statements for those years.

(3)	Holdco Free Cash Flow is a non-GAAP financial measure, and is unaudited. Please see “Non-GAAP Financial Measures” for more information regarding Free Cash Flow.
(4)	Excludes restricted cash and cash equivalents.
(5)	Excludes restricted cash and cash equivalents, advertising fund assets, restricted, and advertising fund liabilities.
(6)	Includes current portion.
(7)

Along with the adoption of Accounting Standards Codification 842, Leases, Holdco updated its accounting policy to include variable mileage in rent expense. This resulted in the inclusion of $3.3 million of additional rent expense in the three fiscal quarters of 2018. Rent expense for the fiscal years ended December 30, 2018, December 31, 2017, January 1, 2017, January 3, 2016 and December 28, 2014 are presented in accordance with ASC 840 and have not been restated, as the adjustments are immaterial. The calculation of the amount of rent expense for the twelve months ended September 8, 2019 has been adjusted by $5.0 million to reflect the adoption of ASC 842.